                                    AMENDMENT

                            dated as of May 31, 1996

                                     among

                             OLYMPIC FINANCIAL LTD.

                        OLYMPIC RECEIVABLES FINANCE CORP.

                        FINANCIAL SECURITY ASSURANCE INC.

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                               as Collateral Agent

                                       to

               Series 1996-A Supplement dated as of March 14, 1996

              Series 1995-E Supplement dated as of December 6, 1995

             Series 1995-D Supplement dated as of September 21, 1995

               Series 1995-C Supplement dated as of June 15, 1995

               Series 1995-B Supplement dated as of March 15, 1995

              Series 1995-A Supplement dated as of February 9, 1995

                                       to

                            Spread Account Agreement

                           dated as of March 25, 1993
                 as amended and restated as of December 6, 1995

     Amendment dated as of May 31, 1996, among OLYMPIC FINANCIAL LTD., a Minnesota corporation ("OFL"), OLYMPIC RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent, to Series 1996-A Supplement dated as of March 14, 1996 (the "Series 1996-A Supplement"), Series 1995-E Supplement dated as of December 6, 1995 (the "Series 1995-E Supplement"), Series 1995-D Supplement dated as of September 21, 1995, as amended by that certain Amendment to Series Supplements (the "December 1995 Amendment") to Spread Account Agreement dated as of December 6, 1995 (as amended, the "Series 1995-D Supplement"), Series 1995-C Supplement dated as of June 15, 1995, as amended by that certain Amendment to Series Supplements (the "September 1995 Amendment") to Spread Account Agreement dated as of September 21, 1995, and as further amended by the December 1995 Amendment (as amended, the "Series 1995-C Supplement"), Series 1995-B Supplement dated as of March 15, 1995, as amended by that certain Amendment to Series Supplements (the "June 1995 Amendment") to Spread Account Agreement dated as of June 15, 1995, as further amended by the September 1995 Amendment, and as further amended by the December 1995 Amendment (as amended, the "Series 1995-B Supplement") and the Series 1995-A Supplement dated as of February 9, 1995, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment and as further amended by the December 1995 Amendment (as amended, the "Series 1995-A Supplement") (collectively, the "Series Supplements") to the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of December 6, 1995, among OFL, the Seller, Financial Security and Norwest Bank Minnesota National Association as Trustee and as Collateral Agent (the "Spread Account Agreement").

     WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein.

     WHEREAS, parties to the Spread Account Agreement (the "Parties") have heretofore executed the Series Supplements;

     WHEREAS, the Parties wish to amend the Series Supplements.

     NOW, THEREFORE, the Parties agree that the Series Supplements are hereby amended effective as of the date hereof as follows:

     Section 1. DEFINITIONS. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement or in the relevant Series Supplement thereto, and when used herein with respect to a particular Series shall have the meaning assigned to such term of such Series.

     Section 2.     AMENDMENT OF CERTAIN TERMS OF THE SERIES SUPPLEMENTS.

     (a)  Section 1.1 of the Series 1996-A Supplement is amended as follows:

          (1)  The following definition of "Deemed Cured" is added:

               "DEEMED CURED" means, (a) with respect to a Trigger Event that has occurred pursuant to clause (i) or (ii) of the definition thereof, as of a Determination Date with respect to Series 1996-A, that no such clause (i) or clause (ii) Trigger Event with respect to such Series shall have occurred as of such Determination Date or as of any of the five consecutively preceding Determination Dates, and (b) with respect to a Trigger Event that has occurred pursuant to clause (iii) or clause (iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1996-A Closing Date, that no such clause
          (iii) or clause (iv) Trigger Event with respect to such Series shall have occurred as of such Determination Date.

          (2) Paragraphs (iii) and (iv) of the definition of "Trigger Event" in the Series 1996-A Supplement are amended to read in their entirety as follows:

               (iii)     the Cumulative Default Rate shall be equal to or
                    greater than (A) 2.60%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1996-A Closing Date, (B) 4.66%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-A Closing Date, (C) 6.42%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-A Closing Date, (D) 7.81%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-A Closing Date, (E) 8.46%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-A Closing Date, (F) 9.24%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-A Closing Date, (G) 9.97%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-A Closing Date, (H) 10.59%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-A Closing Date, (I) 11.12%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-A Closing Date, (J) 11.60%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-A
                    Closing Date, (K) 11.91%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-A Closing Date, (L) 12.17%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-A Closing Date, (M) 12.36%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-A Closing Date, (N) 12.49%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-A Closing Date, (O) 12.62%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-A
                    Closing Date, (P) 12.71%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-A Closing Date, (Q) 12.77%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-A Closing Date, (R) 12.82%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-A Closing Date, (S) 12.86%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-A Closing Date, (T) 12.90%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-A Closing

                    Date, (U) 12.92%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-A Closing Date,
                    (V) 12.94%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1996-A Closing Date, (W) 12.96%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1996-A Closing Date, or (X)
                    12.98%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-A Closing Date; or

               (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.27%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1996-A Closing Date, (B) 2.22%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1996-A Closing Date, (C) 3.00%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1996-A Closing Date, (D) 3.58%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1996-A Closing Date, (E) 3.88%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1996-A Closing Date, (F) 4.16%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1996-A Closing Date,
                    (G) 4.41%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1996-A Closing Date, (H) 4.64%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1996-A Closing Date, (I) 4.81%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1996-A Closing

                    Date, (J) 4.99%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1996-A Closing Date,
                    (K) 5.09%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1996-A Closing Date, (L) 5.19%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1996-A Closing Date, (M) 5.25%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1996-A Closing Date, (N) 5.31%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1996-A Closing Date, (O) 5.38%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1996-A Closing Date, (P) 5.41%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1996-A Closing Date, (Q) 5.44%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1996-A Closing Date, (R) 5.46%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1996-A Closing Date, (S) 5.49%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1996-A Closing Date, (T) 5.51%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1996-A Closing Date,
                    (U) 5.52%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1996-A Closing Date, (V) 5.54%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1996-A Closing Date, (W) 5.55%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1996-A Closing Date, or (X) 5.56%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1996-A Closing Date.

     (b) Section 1.1 of the Series 1995-E Supplement is amended as follows:

          (1)  The following definition of "Deemed Cured" is added:

               "DEEMED CURED" means, (a) with respect to a Trigger Event that has occurred pursuant to clause (i) or (ii) of the definition thereof, as of a Determination Date with respect to Series 1995-E, that no such clause (i) or clause (ii) Trigger Event with respect to such Series shall have occurred as of such Determination Date or as of any of the five consecutively preceding Determination Dates, and (b) with respect to a Trigger Event that has occurred pursuant to clause (iii) or clause (iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1995-E Closing Date, that no such clause
          (iii) or clause (iv) Trigger Event with respect to such Series shall have occurred as of such Determination Date.

          (2) Paragraphs (iii) and (iv) of the definition of "Trigger Event" in the Series 1995-E Supplement are amended to read in their entirety as follows:

               (iii)the Cumulative Default Rate shall be equal to or
                    greater than (A) 2.60%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-E Closing Date, (B) 4.64%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-E Closing Date, (C) 6.37%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-E Closing Date, (D) 7.72%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-E Closing Date, (E) 8.35%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-E Closing

                    Date, (F) 9.09%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-E Closing Date,
                    (G) 9.78%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-E Closing Date, (H) 10.38%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-E Closing Date, (I) 10.89%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-E Closing Date, (J)
                    11.37%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-E
                    Closing Date, (K) 11.66%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-E Closing Date, (L) 11.91%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-E Closing Date, (M) 12.08%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-E Closing Date, (N) 12.21%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-E Closing Date, (O)
                    12.34%, with respect to any Determination Date occurring after the 42nd, nd prior to or during the 45th calendar month succeeding the Series 1995-E
                    Closing Date, (P) 12.43%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-E Closing Date, (Q) 12.48%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-E Closing Date, (R) 12.53%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-E Closing Date, (S) 12.57%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-E Closing Date, (T) 12.61%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-E Closing Date, (U) 12.63%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-E Closing Date, (V) 12.65%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-E Closing Date, (W) 12.67%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-E Closing Date, or (X)
                    12.69%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-E Closing Date; or

               (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.26%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-E Closing Date, (B) 2.20%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-E Closing Date, (C) 2.97%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-E Closing Date, (D) 3.54%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-E Closing Date, (E) 3.83%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-E Closing Date, (F) 4.11%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-E Closing Date,
                    (G) 4.36%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-E Closing Date, (H) 4.59%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-E Closing Date, (I) 4.77%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-E Closing Date, (J) 4.95%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-E Closing Date, (K) 5.05%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-E Closing Date, (L) 5.15%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-E Closing Date, (M) 5.21%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-E Closing Date, (N) 5.27%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-E Closing Date,
                    (O) 5.33%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-E Closing Date, (P) 5.37%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-E Closing Date, (Q) 5.39%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-E Closing Date, (R) 5.42%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-E Closing Date, (S) 5.44%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-E Closing Date, (T) 5.46%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-E Closing Date, (U) 5.48%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-E Closing Date,
                    (V) 5.49%, with respect to any

                    Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-E Closing Date, (W) 5.50%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-E Closing Date, or (X) 5.51%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-E Closing Date.

     (c)  Section 1.1 of the Series 1995-D Supplement is amended as follows:

          (1)  The following definition of "Deemed Cured" is added:

               "DEEMED CURED" means, (a) with respect to a Trigger Event that has occurred pursuant to clause (i) or (ii) of the definition thereof, as of a Determination Date with respect to Series 1995-D, that no such clause (i) or clause (ii) Trigger Event with respect to such Series shall have occurred as of such Determination Date or as of any of the five consecutively preceding Determination Dates, and (b) with respect to a Trigger Event that has occurred pursuant to clause (iii) or clause (iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1995-D Closing Date, that no such clause
          (iii) or clause (iv) Trigger Event with respect to such Series shall have occurred as of such Determination Date.

          (2) Paragraphs (iii) and (iv) of the definition of "Trigger Event" in the Series 1995-D Supplement are amended to read in their entirety as follows:

               (iii)the Cumulative Default Rate shall be equal to or
                    greater than (A) 2.60%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-D
                    Closing Date, (B) 4.62%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-D Closing Date, (C) 6.34%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-D Closing Date, (D) 7.66%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-D Closing Date, (E) 8.28%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-D Closing Date, (F) 8.98%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-D Closing Date, (G) 9.65%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-D Closing Date, (H) 10.24%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-D Closing Date, (I) 10.74%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-D Closing Date, (J) 11.21%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-D
                    Closing Date, (K) 11.49%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-D Closing Date, (L) 11.73%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-D Closing Date, (M) 11.90%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-D Closing Date, (N) 12.02%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-D Closing Date, (O) 12.15%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-D
                    Closing Date, (P) 12.23%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-D Closing Date, (Q) 12.28%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-D Closing Date, (R) 12.33%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-D Closing Date, (S) 12.37%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-D Closing Date, (T) 12.41%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-D
                    Closing Date, (U) 12.43%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-D Closing Date, (V) 12.45%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-D Closing Date, (W) 12.47%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-D Closing Date, or (X)
                    12.50%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-D Closing Date; or

               (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.25%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-D Closing Date, (B) 2.18%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-D Closing Date, (C) 2.96%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-D Closing Date, (D) 3.52%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-D Closing Date, (E) 3.80%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-D Closing Date, (F) 4.08%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-D Closing Date,
                    (G) 4.33%, with respect to any

                    Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-D Closing Date, (H) 4.56%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-D Closing Date, (I) 4.75%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-D Closing Date, (J) 4.93%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-D Closing Date,
                    (K) 5.03%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-D Closing Date, (L) 5.13%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-D Closing Date, (M) 5.19%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-D Closing Date, (N) 5.25%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-D Closing Date, (O) 5.30%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-D Closing Date, (P) 5.34%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-D Closing Date, (Q) 5.36%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-D Closing Date,
                    (R) 5.39%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-D Closing Date, (S) 5.41%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-D Closing Date, (T) 5.43%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-D Closing Date, (U) 5.44%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-D Closing Date, (V) 5.45%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-D Closing Date, (W) 5.47%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-D Closing Date, or (X) 5.48%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-D Closing Date.

     (d)  Section 1.1 of the Series 1995-C Supplement is amended as follows:

          (1)  The following definition of "Deemed Cured" is added:

               "DEEMED CURED" means, (a) with respect to a Trigger Event that has occurred pursuant to clause (i) or (ii) of the definition thereof, as of a Determination Date with respect to Series 1995-C, that no such clause (i) or clause (ii) Trigger Event with respect to such Series shall have occurred as of such Determination Date or as of any of the five consecutively preceding Determination Dates, and (b) with respect to a Trigger Event that has occurred pursuant to clause (iii) or clause (iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1995-C Closing Date, that no such clause
          (iii) or clause (iv) Trigger Event with respect to such Series shall have occurred as of such Determination Date.

          (2) Paragraphs (iii) and (iv) of the definition of "Trigger Event" in the Series 1995-C Supplement are amended to read in their entirety as follows:

               (iii)the Cumulative Default Rate shall be equal to or
                    greater than (A) 2.60%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-C Closing Date, (B) 4.62%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-C Closing Date, (C) 6.33%, with respect to any Determination Date occurring after the

                    6th, and prior to or during the 9th, calendar month succeeding the Series 1995-C Closing Date, (D) 7.64%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-C Closing Date, (E) 8.26%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-C Closing Date, (F) 8.95%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-C Closing Date, (G) 9.62%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-C Closing Date, (H) 10.21%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-C Closing Date, (I) 10.70%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-C Closing Date, (J) 11.17%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-C
                    Closing Date, (K) 11.44%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-C Closing Date, (L) 11.69%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-C Closing Date, (M) 11.85%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-C Closing Date, (N) 11.97%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-C Closing Date, (O) 12.10%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-C
                    Closing Date, (P) 12.18%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the

                    Series 1995-C Closing Date, (Q) 12.23%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-C Closing Date, (R) 12.28%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-C Closing Date, (S) 12.32%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-C Closing Date, (T) 12.36%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-C Closing Date, (U) 12.38%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-C Closing Date, (V) 12.40%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-C Closing Date, (W) 12.42%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-C Closing Date, or (X) 12.44%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-C Closing Date; or

               (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.25%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-C Closing Date, (B) 2.18%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-C Closing Date, (C) 2.95%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-C Closing Date, (D) 3.51%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-C Closing Date, (E) 3.80%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-C Closing

                    Date, (F) 4.07%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-C Closing Date,
                    (G) 4.32%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-C Closing Date, (H) 4.55%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-C Closing Date, (I) 4.74%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-C Closing Date, (J) 4.92%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-C Closing Date, (K) 5.02%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-C Closing Date, (L) 5.12%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-C Closing Date, (M) 5.18%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-C Closing Date,
                    (N) 5.24%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-C Closing Date, (O) 5.30%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-C Closing Date, (P) 5.33%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-C Closing Date, (Q) 5.35%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-C Closing Date, (R) 5.38%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-C Closing Date, (S) 5.40%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-C Closing Date, (T) 5.42%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-C Closing Date, (U) 5.43%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-C Closing Date, (V) 5.45%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-C Closing Date, (W) 5.46%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-C Closing Date, or (X) 5.47%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-C Closing Date.


     (e)  Section 1.1 of the Series 1995-B Supplement is amended as follows:

          (1)  The following definition of "Deemed Cured" is added:

               "DEEMED CURED" means, (a) with respect to a Trigger Event that has occurred pursuant to clause (i) or (ii) of the definition thereof, as of a Determination Date with respect to Series 1995-B, that no such clause (i) or clause (ii) Trigger Event with respect to such Series shall have occurred as of such Determination Date or as of any of the five consecutively preceding Determination Dates, and (b) with respect to a Trigger Event that has occurred pursuant to clause (iii) or clause (iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1995-B Closing Date, that no such clause
          (iii) or clause (iv) Trigger Event with respect to such Series shall have occurred as of such Determination Date.

          (2) Paragraphs (iii) and (iv) of the definition of "Trigger Event" in the Series 1995-B Supplement are amended to read in their entirety as follows:

               (iii)the Cumulative Default Rate shall be equal to or
                    greater than (A) 2.60%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the

                    Series 1995-B Closing Date, (B) 4.63%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-B Closing Date, (C) 6.35%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-B Closing Date, (D) 7.67%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-B Closing Date, (E) 8.29%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-B Closing Date, (F) 9.01%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-B Closing Date, (G) 9.68%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-B Closing Date, (H) 10.28%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-B Closing Date, (I) 10.78%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-B Closing Date, (J) 11.24%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-B
                    Closing Date, (K) 11.53%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-B Closing Date, (L) 11.77%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-B Closing Date, (M) 11.94%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-B Closing Date, (N) 12.07%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-B Closing Date,
                    (O) 12.19%, with respect to any

                    Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-B Closing Date, (P) 12.27%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-B Closing Date, (Q) 12.33%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-B Closing Date, (R) 12.38%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-B Closing Date, (S) 12.42%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-B Closing Date, (T) 12.46%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-B
                    Closing Date, (U) 12.48%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-B Closing Date, (V) 12.50%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-B Closing Date, (W) 12.52%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-B Closing Date, or (X)
                    12.54%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-B Closing Date; or

               (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.25%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-B Closing Date, (B) 2.19%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-B Closing Date, (C) 2.96%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-B Closing Date, (D) 3.53%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-B Closing Date, (E) 3.81%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-B Closing Date, (F) 4.09%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-B Closing Date, (G) 4.34%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-B Closing Date, (H) 4.57%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-B Closing Date,
                    (I) 4.75%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-B Closing Date, (J) 4.93%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-B Closing Date, (K) 5.03%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-B Closing Date, (L) 5.13%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-B Closing Date, (M) 5.19%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-B Closing Date, (N) 5.25%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-B Closing Date, (O) 5.31%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-B Closing Date, (P) 5.34%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-B Closing Date, (Q) 5.37%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series

                    1995-B Closing Date, (R) 5.39%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-B Closing Date, (S) 5.42%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-B Closing Date, (T) 5.44%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-B Closing Date,
                    (U) 5.45%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-B Closing Date, (V) 5.46%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-B Closing Date, (W) 5.47%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-B Closing Date, or (X) 5.49%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-B Closing Date.


     (f)  Section 1.1 of the Series 1995-A Supplement is amended as follows:

          (1)  The following definition of "Deemed Cured" is added:

               "DEEMED CURED" means, (a) with respect to a Trigger Event that has occurred pursuant to clause (i) or (ii) of the definition thereof, as of a Determination Date with respect to Series 1995-A, that no such clause (i) or clause (ii) Trigger Event with respect to such Series shall have occurred as of such Determination Date or as of any of the five consecutively preceding Determination Dates, and (b) with respect to a Trigger Event that has occurred pursuant to clause (iii) or clause (iv) of the definition thereof, as of the next Determination Date which occurs in a calendar month which is a multiple of three months succeeding the Series 1995-A Closing Date, that no such clause
          (iii) or clause (iv) Trigger Event with respect to such Series shall have occurred as of such Determination Date.

          (2) Paragraphs (iii) and (iv) of the definition of "Trigger Event" in the Series 1995-A Supplement are amended to read in their entirety as follows:

              (iii) the Cumulative Default Rate shall be equal to or
                    greater than (A) 2.60%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-A Closing Date, (B) 4.61%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-A Closing Date, (C) 6.30%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-A Closing Date, (D) 7.60%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-A Closing Date, (E) 8.20%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-A Closing Date, (F) 8.87%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-A Closing Date, (G) 9.52%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-A Closing Date, (H) 10.10%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-A Closing Date, (I) 10.58%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-A Closing Date, (J) 11.04%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-A Closing Date, (K) 11.31%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-A Closing Date, (L) 11.55%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-A Closing Date, (M) 11.70%, with respect to any

                    Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-A Closing Date, (N) 11.82%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-A Closing Date, (O)
                    11.95%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-A
                    Closing Date, (P) 12.03%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-A Closing Date, (Q) 12.08%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-A Closing Date, (R) 12.13%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-A Closing Date, (S) 12.17%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-A Closing Date, (T) 12.21%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-A
                    Closing Date, (U) 12.23%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-A Closing Date, (V) 12.25%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-A Closing Date, (W) 12.27%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-A Closing Date, or (X)
                    12.29%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-A Closing Date; or

               (iv) the Cumulative Net Loss Rate shall be equal to or greater than (A) 1.24%, with respect to any Determination Date occurring prior to or during the third calendar month succeeding the Series 1995-A Closing Date, (B) 2.17%, with respect to any Determination Date occurring after the third, and prior to or during the 6th, calendar month succeeding the Series 1995-A Closing Date, (C) 2.93%, with respect to any Determination Date occurring after the 6th, and prior to or during the 9th, calendar month succeeding the Series 1995-A Closing Date, (D) 3.50%, with respect to any Determination Date occurring after the 9th, and prior to or during the 12th, calendar month succeeding the Series 1995-A Closing Date, (E) 3.77%, with respect to any Determination Date occurring after the 12th, and prior to or during the 15th, calendar month succeeding the Series 1995-A Closing Date, (F) 4.04%, with respect to any Determination Date occurring after the 15th, and prior to or during the 18th, calendar month succeeding the Series 1995-A Closing Date, (G) 4.29%, with respect to any Determination Date occurring after the 18th, and prior to or during the 21st, calendar month succeeding the Series 1995-A Closing Date, (H) 4.53%, with respect to any Determination Date occurring after the 21st, and prior to or during the 24th, calendar month succeeding the Series 1995-A Closing Date, (I) 4.72%, with respect to any Determination Date occurring after the 24th, and prior to or during the 27th, calendar month succeeding the Series 1995-A Closing Date,
                    (J) 4.90%, with respect to any Determination Date occurring after the 27th, and prior to or during the 30th, calendar month succeeding the Series 1995-A Closing Date, (K) 5.00%, with respect to any Determination Date occurring after the 30th, and prior to or during the 33rd, calendar month succeeding the Series 1995-A Closing Date, (L) 5.10%, with respect to any Determination Date occurring after the 33rd, and prior to or during the 36th, calendar month succeeding the Series 1995-A Closing Date, (M) 5.16%, with respect to any Determination Date occurring after the 36th, and prior to or during the 39th, calendar month succeeding the Series 1995-A Closing Date, (N) 5.22%, with respect to any Determination Date occurring after the 39th, and prior to or during the 42nd, calendar month succeeding the Series 1995-A Closing Date, (O) 5.27%, with respect to any Determination Date occurring after the 42nd, and prior to or during the 45th calendar month succeeding the Series 1995-A Closing Date, (P) 5.31%, with respect to any Determination Date occurring after the 45th, and prior to or during the 48th, calendar month succeeding the Series 1995-A Closing Date, (Q) 5.33%, with respect to any Determination Date occurring after the 48th, and prior to or during the 51st, calendar month succeeding the Series 1995-A Closing Date, (R) 5.35%, with respect to any Determination Date occurring after the 51st, and prior to or during the 54th, calendar month succeeding the Series 1995-A Closing Date, (S) 5.38%, with respect to any Determination Date occurring after the 54th, and prior to or during the 57th, calendar month succeeding the Series 1995-A Closing Date, (T) 5.40%, with respect to any Determination Date occurring after the 57th, and prior to or during the 60th, calendar month succeeding the Series 1995-A Closing Date,
                    (U) 5.41%, with respect to any Determination Date occurring after the 60th, and prior to or during the 63rd, calendar month succeeding the Series 1995-A Closing Date, (V) 5.42%, with respect to any Determination Date occurring after the 63rd, and prior to or during the 66th, calendar month succeeding the Series 1995-A Closing Date, (W) 5.43%, with respect to any Determination Date occurring after the 66th, and prior to or during the 69th, calendar month succeeding the Series 1995-A Closing Date, or (X) 5.44%, with respect to any Determination Date occurring after the 69th calendar month succeeding the Series 1995-A Closing Date.

     Section 3.     COUNTERPARTS.

     This Amendment to the Series Supplements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Series Supplements.

     Section 4.     RATIFICATION OF SPREAD ACCOUNT AGREEMENT.

     Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement, including each Series Supplements, shall remain in full force and effect. As amended hereby, the Spread Account Agreement, including each Series Supplements is ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.




                                        OLYMPIC FINANCIAL LTD.


                                        By
                                            ----------------------------------
                                            Name:
                                            Title:


                                        OLYMPIC RECEIVABLES FINANCE CORP.


                                        By
                                            ----------------------------------
                                            Name:
                                            Title:


                                        FINANCIAL SECURITY ASSURANCE INC.


                                        By
                                            ----------------------------------
                                            Name:
                                            Title:


                                        NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, as Collateral
                                            Agent


                                        By
                                            ----------------------------------
                                            Name:
                                            Title:

It is hereby acknowledged that the
Parties are effecting this Amendment
and hereby confirmed that the
respective ratings of rated
securities with respect to Series
1996-A, Series 1995-E, Series
1995-D, Series 1995-C, Series 1995-B
and Series 1995-A will not be
reduced or withdrawn as a result of
the effectiveness of this Amendment.


STANDARD & POOR'S RATINGS GROUP


By:
     -------------------------------------
     Name: Mark Golombeck
     Title: